     January 25, 2000

     Dear Fellow Social Responsibility Shareholder,

     This was our best quarter since inception--up 40.7%. We also beat the S&P 500 Index return of 15.0% by the widest margin since inception. To say I'm pleased would be a gross understatement. What a way to end the century. Someone please pull me down off the ceiling. (Me, not the Portfolio, thank you very much.)

     Something to Celebrate

     Most of you know I hate underperforming any relevant market benchmark over any time period, especially on a cumulative basis. While we have been beating our "growth and income fund" benchmark of peer performance for some time now, we had not previously been able to overcome the amazing performance of the largest U.S. stocks on a cumulative basis. There were several reasons for this. First, the largest U.S. companies have dominated performance over the last five years. While large companies are the "staple" among our Portfolio stocks, we also invest in a smattering of small companies (typically 5 to 20% of the Portfolio) as well as an occasional foreign stock listed on an American exchange. This diversification, while successful in lowering our historical risk, has been a drag on our returns for some of our 5+ year history. Second, we had to overcome our 1.5% expense ratio to beat the S&P 500 benchmark. Third, we learned that the universe of about 700 companies in our social criteria database was more constraining in the application of our financial models than we had originally estimated. For several years now we have supplemented the Council on Economic Priority social database with our own social research, which has helped to expand the selection and improve returns.

     I am now very happy to report that this quarter we took back the cumulative lead over the S&P 500 Index (including dividends). Only 17% of domestic stock funds have accomplished this over the last five years. Bridgeway Social Responsibility ranks 3rd (the top percentile) of 403 growth and income funds and 2nd of 23 socially responsible domestic equity funds over this time period. We have accomplished this performance with greater tax efficiency than any fund tracking the S&P 500 Index. (That's right, your Portfolio has been more tax efficient than the S&P 500 index funds, in spite of the fact that it has a higher turnover and is actively managed.) As detailed below, we also have substantially less risk than similar funds according to Morningstar statistics and very slightly less (but not statistically significant) risk relative to the S&P 500 Index. (Please see "A Note on Risk" on the next page for a definition of risk used in this context.) This combination is truly something to celebrate.

     Hmmm. . . More return. Less risk. Greater tax efficiency. I am very proud of our record. Past performance does not guarantee future results. These results are measured over a longer historical period; shorter periods of time will reflect different results.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 8/5/94 TO 12/31/99]

     A Note on Risk

     The two risk measures referred to in the previous section are beta ("market-related risk" or the amount a portfolio goes up and down relative to the market) and the total of negative quarterly returns ("downside risk" or how much it hurts when the market goes down). It is important to note that while the Portfolio has exhibited less risk by these measures than the market over the last five years, it does not guarantee anything about the future risk of the Portfolio. The risk of an investment strategy does tend to be more constant over time than returns, however. Our investment objective also states that we seek to roughly match the total risk characteristics of the S&P 500 over longer periods of three or more years. Thus, the Portfolio is not specifically concerned with short-term (monthly or quarterly) risk, but with longer-term risk. This is commensurate with our premise that this Portfolio is meant for investors with longer-term investment goals.

     Performance Summary

     TRANSLATION: We had a great December quarter. Following a good first nine months of the year, we more than doubled the return of our performance benchmarks in calendar year 1999. This was enough to put us ahead of the S&P 500 by an average of three percent per year since inception.

     The graph on the previous page presents the quarterly growth of $10,000 invested in the Social Responsibility Portfolio since inception on August 5, 1994 versus a theoretical investment in the S&P 500 Index, our primary market benchmark, and Lipper Growth & Income Funds, our benchmark of similar funds. The following table presents the SEC standardized performance for the December quarter, one year, five years and life-to-date.


                                              Dec. Qtr.       1 Year         5 Year      Life-to-Date
                                               10/1/99        1/1/99         1/1/95         8/5/94
                                             to 12/31/99   to 12/31/99    to 12/31/99(3)  to 12/31/99(3)
                                             -----------   -----------    -------------- ---------------

      Social Responsibility Portfolio           40.7%         49.4%          31.8%          29.4%
      S&P 500 (large stocks)(1)                 14.2%         20.0%          28.3%          26.3%
      Lipper Growth and Income Funds(2)         11.0%         14.0%          21.72%         19.7%

     (1) The S&P 500 is an unmanaged index of large stocks with dividends reinvested. (2) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (3) Returns for periods longer than one year are annualized. Past performance does not guarantee future returns.

     Detailed Explanation of Quarterly Performance

     TRANSLATION: Our Portfolio held 41 stocks at the end of the quarter, which is somewhat more "concentrated," or focused on fewer stocks than the majority of mutual funds. Typically then, unusual performance such as the most recent quarter can be explained by a few individual stocks. It is certainly the case this quarter.

     As discussed in my last shareholder letter, two of our stocks, Qualcomm (a telecommunications firm) and Unify (a software developer for Internet applications) had appreciated to the point that each represented about 9.7% of Portfolio net assets. To keep company-specific risk (the risk that a single company stock will plummet and disproportionately adversely affect our returns) reasonable, we typically trim a stock in this Portfolio if appreciation takes a stock past 10% of net assets. We rarely invest over 5% of net assets in a stock at the time of purchase; Qualcomm was less than 5% at the date of purchase, and Unify was less than 2%. Our models still gave both of these stocks strong buy signals during the quarter, and they continued to soar. Fortunately (based on recent data), our internal diversification rules have served us well. We sold 61% of our position in Unify mid-way though the quarter. While this was not the peak price, it was higher than the price at the end of the quarter, and it did significantly reduce what would have been the volatility of the Portfolio in the last month. Our timing on Qualcomm was even better. We sold a quarter of our position in Qualcomm within hours of the (current) all-time high. This action is not to say that these stocks will not eventually make new highs (I hope they do; they're still our two largest positions), but we are also concerned with risk management in this Portfolio.

     So how did they do? Wow! Three stocks appreciated more than 50% during the quarter:


              Rank    Description                       Industry                            % Gain
              ----    -----------                       --------                            ------

               1      Qualcomm Inc                      Telecommunications                  272.4%
               2      Unify Corp.                       Data Processing/Software            143.3%
               3      Home Depot Inc.                   Retail Stores                        50.3%

     Qualcomm's rise during the year was relentless, and it added significantly to our return as our largest holding in the December quarter. Unify was finally "discovered" by Wall Street in September. These two stocks accounted for 89% of our quarterly return. They carried the day. You may remember that we almost sold Home Depot six months ago due to criticism of using lumber from suppliers that did not have adequate environmental controls (clear-cutting and use of old growth woods). To the company's credit, they reversed their policy in a display of leadership in their industry. We held, and I'm glad we did.

     Not all of our stocks did so well in the quarter. Horizon Organic, profiled in a previous letter, declined 33% when the company indicated increased competition and heavier spending to garner market share. VISX lost the first round of a patent lawsuit protecting its primary product and shed 41% of its value in one day. WRPC, a very small position in a small latex glove company, continued its decline (43% in the quarter) on continuing poor financial news. Fortunately, Horizon Organic and WRPC were smaller diversifying positions. VISX cost the Portfolio more; it was our fourth largest position at the beginning of the quarter.

     Top Ten Holdings

     Our ten largest portfolio positions on December 31, 1999 continue to reflect our concentration in Qualcomm, even after our recent substantial trimming. We plan to continue to trim this holding. With the recent tremendous appreciation of our technology stocks, technology has replaced retail stocks as our largest sector representation. However, I plan to continue to trim our exposure.


                                                                                       Percent of
              Rank     Description                      Industry                       Net Assets
              ----     -----------                      --------                       ----------

                1      Qualcomm                         Telecommunications               17.7%
                2      Unify Corporation                Data Processing/Software          5.9%
                3      Bankamerica Corporation          Banking                           4.4%
                4      Home Depot, Inc.                 Retail Stores                     4.0%
                5      Applied Materials                Electronics/Electric              4.0%
                6      Microsoft Corp                   Data Processing/Software          3.6%
                7      Siebel Systems Inc               Data Processing/Software          3.1%
                8      Xerox Corporation                Electronics/Electric              3.0%
                9      Fannie Mae                       Finance                           3.0%
               10      Pepsico, Inc.                    Beverages                         2.9%
                                                                                         -----
                       Total                                                             51.6%

     Disclaimer

     The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 1999; security positions can and do change thereafter.

     How Bridgeway Social Responsibility Got Its Fifth Star Back

     At the end of December, our annual and cumulative total return was strong enough that our Portfolio ranked in the top 10% of equity funds on a risk-adjusted basis according to Morningstar. This means we are once again a "five-star" fund.

     When I was about 8, my father taught me the rules of a card game. People played this game by differing sets of rules, so you needed to know the "house rules." One of his was "the winner deals." A corollary to this rule, according to him, was the key to winning the game. "Just keep the deal." This seemed straightforward enough, but it provided no guidance as to how one went about doing that.

     Since more than three-fourths of all new money invested in mutual funds is invested in four and five-star funds, earning and keeping stars is a major goal of many fund families. (We like five stars too, but it's a very indirect goal and does not line up directly with our investment objective; we are concerned more with the long-term than short-term.) At any rate, I finally figured out how to keep five stars. Just stay ahead of the S&P 500. In other words, just keep the deal.

     The Tide Has Turned--Maybe

     One of the most statistically significant findings among research on small companies is that small stocks tend to outperform large ones if they also did the year before. Likewise, there is a statistical persistence for large company dominance, which has certainly been true for nearly the entire period of our Portfolio since inception in 1994. Large companies appreciated more than small ones in 1994, 1995, 1996, 1997, and 1998. This is the longest "run" for large stocks in the last seven decades. However, small stocks edged out large stocks in 1999, and I believe this is bullish for small stocks relative to large ones. Keep in mind, however, that small stocks almost always decline farther than large ones in a market correction.

     Based on the outlook for the year 2000, I plan to keep the mix of Portfolio assets close to my maximum 20% exposure to small stocks (an internal policy, not an investment restriction). At the end of December, small stocks comprised 16% of the Portfolio, somewhat less than the beginning of the quarter, due to our trimming of Unify. I still consider the Portfolio to be primarily a large company one, but we diversify to make it a well-rounded investment. This strategy also seems appropriate given Bridgeway's specific expertise in small-company investing.

     Corporate Giving

     We care about corporate giving by the companies we own, just as we do about our own giving. The Council on Economic Priorities (CEP) and Worth Magazine recently conducted a joint study on corporate giving and recognized Dayton Hudson, one of our holdings since 1997, as exemplary in this area. The company's retail division pledges over $1 million a week to the communities in which they operate. We think this is not only good for the communities, but also good for the company. We applaud Dayton Hudson's commitment to corporate giving.

     Here's another interesting statistic from the CEP/Worth study: four of the ten most generous companies in the study are represented in our Portfolio:
     Bank of America, Dayton Hudson, Johnson & Johnson, and Chase Manhattan
     Bank.

     We Survived Y2K

     TRANSLATION: We didn't get overly excited about Y2K at Bridgeway; we just kept looking for the next great stock.

     In previous letters I explained why we would not analyze the Y2K readiness of our individual holdings. (However, we did take precautions to prepare our own operations.) Some people were concerned that there would be major economic disruptions as a result of computers not being able to read or make calculations based on dates in the new century. My reasoning for ignoring this problem was two-fold.

     First, my models don't have a Y2K variable, so it's impossible to take such things into consideration quantitatively. Second, moving money because of a possible computer problem seemed just another way to time the market, which neither I - nor the vast majority of people who try - do successfully. A
     (very) few Bridgeway shareholders did sell everything early in the quarter, hoping to invest again during a big downturn near the end of the year. Based on our recent performance numbers, these people missed quite a bit of investment appreciation.

     If there is a "moral" to this story, I think it would be to concentrate on what's important in the long term, and to resist the many ways to "time" the market. I plan to be fully invested at the next market correction, and undoubtedly my fund investments will also fall. I just strive to build up a cushion before it happens. 1999 gave us a pretty thick cushion.

     Tax Efficiency Update

     TRANSLATION: All of Bridgeway's portfolios rank in the top half among comparable funds in the area of tax efficiency. However, the Social Responsibility Portfolio has been the most efficient of Bridgeway's actively managed portfolios. It has even been more efficient than most (non-Bridgeway) index funds. What's working in our favor is significant asset growth, our tax management "on the margin" (or wherever I feel it will not hurt our overall returns), and our below-average turnover.

     The following table indicates the tax efficiency over the last one- and five-year periods:


                                                   % Tax
                                                  Efficiency    1-year        5-year
                                                  Since         Percentile    Percentile
                    Portfolio                     Inception     Rank          Rank
                    ---------                     ---------     ----          ----

                    Social Responsibility         98.2%         17th           4th
                    Aggressive Growth             94.1%         46th          17th
                    Ultra-Small Company           89.8%          1st          38th
                    Ultra-Small Index             100%           1st            NA
                    Micro-Cap Limited             96.1%         26th            NA
                    Ultra-Large 35 Index          99.1%         21st            NA

                    S&P 500 Fund                  96.5%*        32nd           5th
                    Russell 2000 Index Fund       87.2%*        65th           8th

                    *Based on the last five year period.

     The second column of the table is calculated by dividing the total cumulative return after federal taxes (at the highest current tax rates) by the total return before taxes. For example, a taxpayer in the highest tax bracket would have kept 98.2% of the Portfolio's total return since inception on August 5, 1994, based on current tax rates of 39.6% for income and 20% for long-term capital gains. The third column makes the same calculation for calendar year 1999 only and ranks this tax efficiency compared to all domestic equity funds. The one-year column is only of mild interest, since there is frequently a "lag" between the return earned and taxable distributions made. (In the worst case, a portfolio may make a substantial distribution from its prior years' appreciation in a year when the total return is actually negative; this happened in 1998 in the Ultra-Small Company Portfolio.) The final column compares our tax efficiency to other funds for a longer (five-year) period of time. This is the column that I believe best measures my longer-term report card on tax efficiency.

     Portfolio Turnover

     TRANSLATION: The turnover figure reflects the amount of buying and selling in a mutual fund. Turnover can be detrimental because the Portfolio must pay "transaction costs" each time it buys or sells; it can also increase the amount of taxes you pay (in a taxable account only). On the other hand, turnover is good if the securities I buy go up more than that ones I sell. So far the benefits have outweighed the disadvantages for Social Responsibility.

     In my last letter I committed to discussing various sections and specific numbers from our prospectus. This quarter I will answer these questions about portfolio turnover: "What does this number mean?" "How does it compare with similar funds?" "Why should I care?" "Is our turnover good or bad?" I asked the same kinds of questions as a mutual fund shareholder before becoming a mutual fund manager. Trying to get answers was usually pretty frustrating, so I'll try to make it easier for you!

     The "portfolio turnover rate" for June 30, 1999 appears as the last line in the Financial Highlights table on page 26 of the prospectus. The December 31, 1999 rate appears as the last line in the Financial Highlights schedule in the financial statements attached.

     What does "portfolio turnover" mean?

     The Portfolio turnover rate indicates the number of portfolio holdings that are bought and sold in a year relative to the size of the portfolio. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. It is calculated by dividing the dollar value of all Portfolio sales (or purchases, if this is a lower number) by the average net assets over the course of the period in question. Social Responsibility's recent turnover rate was 86%, somewhat higher than in prior years.

     How does the turnover of the Social Responsibility Portfolio compare with that of similar funds?

     The average turnover for the Social Responsibility Portfolio in prior fiscal years is 58%, slightly less than the average 63% rate among all growth and income mutual funds and significantly less than the 88% rate among all domestic equity funds, based on recent data from Morningstar.

     Is Social Responsibility's turnover good or bad?

     Some of our turnover is created by harvesting losses (selling positions that have declined in value). This is good because it offsets other taxable gains. I have found that harvesting losses also slightly boosts returns for our investment style in most market environments. Any turnover for any reason adds to transaction costs, and this is bad. Overall, I would argue strongly that our turnover has added value so far. My "proof" is that we have beaten the returns of an index strategy both before and after taxes on a cumulative basis. This has not been true in every shorter time period, however, which is one reason I think this Portfolio is appropriate only for long-term investors.

     Why should I care?

     Turnover can be either good or bad. It is bad when the buying and selling generates additional net costs for the portfolio that are not offset by the additional return generated by the newly-purchased security. In this Portfolio, I estimate the cost of an average trade at about 0.33% of the trade value. Thus, to buy and sell $100,000 of stock costs the Portfolio about $600 or $100,000 times 2 times .0033. In a future letter, I'll explain how I estimate this cost and what we do to minimize it.

     [Footnote: For now, suffice it to say that these costs include broker commissions, stock spreads (the difference between the price for which you can sell a stock and the price for which you can buy it), impact cost (the additional premium you pay if you buy more than the "offered" number of shares and you want to buy quickly), and opportunity cost (or the cost of being so stingy with the price you are willing to pay that a great investing opportunity simply passes you by).]

     At any rate, when I buy and sell a stock, the new stock has to return 0.7% more over the period I hold it than the stock I sold. Otherwise, the Portfolio would have come out ahead just "staying put." One way to measure the effectiveness or "value added" of a portfolio manager is to compare the portfolio performance with what the performance would have been if there had been no trading during the year. We'll do this analysis in a future letter too. Our active trading added quite a bit of value in 1999.

     Apart from the additional costs implied by turnover, there are also tax implications if your shares are held in a taxable account. (If they are in an IRA, there are no tax implications.) For example, take two funds, A and
     B. Assume that both funds appreciate 10%/year (close to the long-term rate for large stocks), but fund A distributes all of its gains each year, half in the form of short-term capital gains (taxed at 39.6%) and half in the form of long-term capital gains (taxed at 20%). Fund B has no turnover and incurs no gains. Further assume that the expenses of both funds equal the dividend income, so there are no "ordinary" or "income" fund distributions. Finally, assume that both funds are held 20 years until retirement, at which time a person's tax rate falls from 39.6% to, say, 25%. Then $10,000 invested in Fund B grows to $67,275 in 20 years. After paying the taxes of $14,319 to withdraw this money, an investor is left with $52,956. [footnote: You can avoid these taxes by dying at year 20, at which point the basis is increased to $67,275; then you can celebrate having a lot of money but no need to spend it.] In Fund A, you pay some taxes each year equal to a total of $12,243, but because Uncle Sam has had use of this money each year rather than you, your nest egg only grows to $38,842. Fund B grows 36% more to $52,956 after all taxes are paid. So the less tax efficient portfolio has an after-tax annualized return of 7.0% while the more tax efficient portfolio has an after-tax annualized return of 8.7%. (If the person were still taxed at the highest 39.6% rate after 30 years, then Fund B would have grown to 15% more than Fund A for an after-tax annualized return of 7.8%.)

     The bottom line is that turnover can eat very significantly into returns, due to the higher trading costs and due to the higher tax bill. A very actively managed portfolio must compensate for this large difference with clearly superior stock picking. Marginally better stock picking just won't do if you hold shares in a taxable account.

     If all this talk of taxes and trading costs has turned you off to active management, go back to page one and study the returns. So far, we have compensated our long-term investors for both higher trading costs and higher taxes (relative to an index fund of the same size stocks), but we have not done so in each individual year.

     Bridgeway Makes Mutual Funds Magazine's list of Top Fund Groups

     I am pleased to report that Bridgeway was included in Mutual Fund Magazine's list of the top 30 fund groups in 1999 on the basis of peer group performance. According to the magazine, Bridgeway's six funds outperformed their peer group by an average of 12.3% last year.

     Bridgeway's Smallest Holding

     With each quarterly letter, I discuss our largest holdings, since these are the most likely to have a big impact on our returns. With this letter I'd like to talk about our smallest holding, also significant, but for a different reason.

     The smallest holding among the six Bridgeway portfolios is 10 shares of Kirby Industries, previously an oil exploration firm, now an oil transportation firm, held in the Aggressive Growth Portfolio. It represents one one-thousandth of one percent of net assets. Though an economic asset, its purpose is primarily symbolic. My father worked for this company from the time I was one year old until he died when I was twenty-seven. When I see the KEX symbol among my holdings, it reminds me of my father and many others who created the foundation upon which I build. Nothing of significance that I have accomplished at Bridgeway has been done alone. I'm blessed by the energetic and talented people I work with, by my family who supports me in my work, by my parents and teachers who gave me the tools and resources to found this venture, and by you who allow me to be steward of your money.

     As I write this part of my letter two days before the century's end, I hope and pray you will continue to find your relationship with Bridgeway a positive and rewarding one in the years ahead.

     Conclusion

     As always, I appreciate your feedback. We take shareholder's comments seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.

     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1999

       Industry   Company                                    Shares        Value
       --------   -------                                    ------        -----
Common Stock - 92.4%
       Automobiles - 1.4%
                  Ford Motor Company                          1,100     $ 58,644

       Banking - 8.1%
                  BankAmerica Corporation                     3,831      192,268
                  Fleetboston Financial
                     Corporation                                106        3,690
                  MBNA Corporation                            1,687       45,971
                  The Chase Manhatten
                     Corporation                              1,400      108,763
                                                                        --------
                                                                         350,692

       Beverages - 2.9%
                  Pepsico Inc. *                              3,582      126,266

       Data Processing - Computer Systems - 3.1%
                  Siebel Systems, Inc. *                      1,600      134,400

       Data Processing - Software & Services - 10.8%
                  Adobe Systems Inc. *                          850       57,163
                  Microsoft Corporation *                     1,320      154,110
                  Unify Corporation * #                       9,340      255,683
                                                                        --------
                                                                         466,956

       Drugs-Generic and OTC - 3.4%
                  Merck & Co., Inc.                             390       26,203
                  Pfizer Inc.                                 1,830       59,361
                  Schering-Plough Corporation                 1,476       62,546
                                                                        --------
                                                                         148,110

       Electronics/Electric - 6.9%
                  Applied Materials, Inc. *                   1,350      171,028
                  Xerox Corporation                           5,726      129,909
                                                                        --------
                                                                         300,937

       Finance - 6.2%
                  American Express Company *                    650      108,063
                  Fannie Mae                                  2,071      129,308
                  SLM Holding Corporation                       770       32,533
                                                                        --------
                                                                         269,904

       Food - 3.0%
                  Ben & Jerry's Homemade, Inc. *              2,150       53,481
                  Green Mountain Coffee, Inc. *               7,700       60,638
                  Horizon Organic Holding
                     Corporation *                            2,100       15,750
                                                                        --------
                                                                         129,869

       Health Care Facilities - Services - 1.6%
                  PacifiCare Health Systems, Inc. *           1,340       71,020

       Leather & Shoes - 2.3%
                  The Timberland Company                      1,880       99,405

       Leisure-Amusement - 2.3%
                  Time Warner Inc.                            1,400      101,238

       Machinery - 1.9%
                  VISX, Inc. *                                1,600       82,800

       Medical Equipment/Supplies - 1.6%
                  Johnson & Johnson                             640       59,680
                  WRP Corporation *                           4,000        8,000
                                                                        --------
                                                                          67,680
       Retail Stores - 13.1%
                  Dayton Hudson Corporation                   1,100       80,781
                  Safeway Inc. *                              1,424       50,908
                  Spiegel, Inc. * #                           8,900       62,578
                  Starbucks Corporation *                     3,400       82,450

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999

    Industry   Company                                          Shares            Value
    --------   -------                                          ------            -----
    Retail Stores, continued
               The Gap, Inc.                                     2,608      $   119,968
               The Home Depot, Inc.                              2,505          172,219
                                                                            -----------
                                                                                568,904
    Telecommunications - 22.5%
               Corsair Communications, Inc. *                    3,900           31,688
               QUALCOMM Inc. *                                   4,348          765,792
               Tellabs, Inc. *                                     950           60,978
               Vodafone Group PLC
                  sponsored ADR                                  2,325          115,088
                                                                            -----------
                                                                                973,546

    Transportation - 1.2%
               RailAmerica, Inc. *                               6,200           53,088

                                                                            -----------

    Total Common Stock (Identified Cost $2,603,566)                         $ 4,003,459

Options - 0.1%
    S&P 100 Index - 0.0%
               January, 2000 Puts @ $650 *                           6              488
               January, 2000 Puts @ $680 *                          10            1,500
                                                                            -----------
                                                                                  1,988

    S&P 500 Index - 0.1%
               January, 2000 Puts @ $1,300 *                        14            4,375

                                                                            -----------
    Total Options (Identified Cost $13,691)                                 $     6,363


Short-term Investments - 17.9%
    Money Market Funds - 17.9%
               Expedition Money Market Fund                    131,614          131,614
               Federated Money Market Prime
                  Obligations Fund                             131,614          131,614
               Federated Money Market Trust
                  Fund                                         123,396          123,396
               Federated Prime Obligations
                  Fund                                         123,872          123,872
               SEI Daily Income Trust Money
                  Market Fund                                  132,090          132,090
               SEI Daily Income Trust Prime
                  Obligations Fund                             131,614          131,614
                                                                            -----------
                                                                                774,200
                                                                            ===========
    Total Short-term Investments (Identified Cost
                        $774,200)                                           $   774,200
                                                                            ===========

Total Investments - 110.4%                                                  $ 4,784,022

Other Assets and Liabilities, net - (10.4)%                                    (452,306)
                                                                            ===========

Total Net Assets - 100.0%                                                   $ 4,331,716
                                                                            ===========

* Non-income producing security as no dividends were paid during the period from July 1, 1999 to December 31, 1999.

# The portfolio owns a call option on this security.


** The aggregate identified cost on a tax basis is $3,391,457. Gross unrealized appreciation and depreciation were $1,532,069 and $139,504, respectively, or net unrealized appreciation of $1,392,565.

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 1999

ASSETS:
      Investments at value (cost - $3,391,457)                                            $4,784,022
      Cash                                                                                    34,158
      Receivable for securities sold                                                         253,162
      Receivable for interest                                                                  2,086
      Receivable for dividends                                                                   688
      Prepaid expenses                                                                        13,561
                                                                                          ----------
            Total assets                                                                   5,087,677
                                                                                          ----------

LIABILITIES:
      Payable for securities purchased                                                       753,998
      Payable for management fee                                                               1,574
      Accrued expenses                                                                           389
                                                                                          ----------
            Total liabilities                                                                755,961
                                                                                          ----------
      NET ASSETS (123,142 SHARES OUTSTANDING)                                             $4,331,716
                                                                                          ==========
      Net asset value, offering and redemption price per share ($4,331,716/123,142)       $    35.18
                                                                                          ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                     $2,466,545
      Net realized gain                                                                      472,606
      Net unrealized appreciation of investments                                           1,392,565
                                                                                          ----------
      Net assets                                                                          $4,331,716
                                                                                          ==========

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 1999

INVESTMENT INCOME:
      Dividends                                                                           $     6,858
      Interest                                                                                  4,538
                                                                                          -----------
            Total income                                                                       11,396

EXPENSES:
      Management fees                                                                           3,133
      Accounting fees                                                                           5,532
      Audit fees                                                                                2,513
      Custody                                                                                   1,207
      Insurance                                                                                   151
      Legal                                                                                       466
      Registration fees                                                                         4,777
      Directors' fees                                                                             198
                                                                                          -----------
            Total expenses                                                                     17,977
                                                                                          -----------

NET INVESTMENT LOSS                                                                            (6,581)
                                                                                          -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                        499,539
      Net realized loss on options                                                            (26,933)
      Net change in unrealized appreciation                                                   584,993
                                                                                          -----------
      Net realized and unrealized gain                                                      1,057,599
                                                                                          -----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                          $ 1,051,018
                                                                                          ===========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                           Six months ended       Year ended
INCREASE (DECREASE) IN NET ASSETS:                                         December 31, 1999    June 30, 1999
OPERATIONS:
      Net investment income (loss)                                               $    (6,581)     $   (11,918)
      Net realized gain on investments                                               499,539           26,525
      Net realized gain (loss) on options                                            (26,933)           4,477
      Net change in unrealized appreciation                                          584,993          443,829
                                                                                 -----------      -----------
          Net increase resulting from operations                                   1,051,018          462,913
                                                                                 -----------      -----------
      Distributions to shareholders:
          From net investment income                                                       0                0
          From realized gains on investments                                         (30,977)         (12,184)
                                                                                 -----------      -----------
            Total distributions to shareholders                                      (30,977)         (12,184)

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                 1,008,321        1,562,038
      Reinvestment of dividends                                                       29,535           11,534
      Cost of shares redeemed                                                       (545,767)        (677,938)
                                                                                 -----------      -----------
          Net increase from Fund share transactions                                  492,089          895,634
                                                                                 -----------      -----------
          Net increase in net assets                                               1,512,130        1,346,363

NET ASSETS:
      Beginning of period                                                          2,819,586        1,473,223
                                                                                 -----------      -----------
      End of period                                                              $ 4,331,716      $ 2,819,586
                                                                                 ===========      ===========

Number of Fund shares:
      Sold                                                                            36,246           65,562
      Issued on dividends reinvested                                                     969              592
      Redeemed                                                                       (20,663)         (29,256)
                                                                                 -----------      -----------
          Net increase                                                                16,552           36,898
      Outstanding at beginning of period                                             106,590           69,692
                                                                                 -----------      -----------
      Outstanding at end of period                                                   123,142          106,590
                                                                                 ===========      ===========

See accompanying notes to financial statements

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                Six months ended      Year ended       Year ended     Year ended
                                                December 31, 1999    June 30, 1999    June 30, 1998    June 30, 1997
PER SHARE DATA
      Net asset value,
          beginning of period                        $      26.45     $      21.14     $      16.21     $      14.68
                                                     ------------     ------------     ------------     ------------

      Income (loss) from investment operations:
              Net investment income (loss)                  (0.06)           (0.14)            0.00             0.03
              Net realized and
                  unrealized gain                            9.06             5.62             5.57             2.31
                                                     ------------     ------------     ------------     ------------
      Total from investment operations                       9.00             5.48             5.57             2.34
                                                     ------------     ------------     ------------     ------------

      Less distributions to shareholders:
          Net investment income                              0.00             0.00            (0.01)            0.00
          Net realized gains                                (0.27)           (0.17)           (0.63)           (0.81)
                                                     ------------     ------------     ------------     ------------
      Total distributions                                   (0.27)           (0.17)           (0.64)           (0.81)
                                                     ------------     ------------     ------------     ------------

      Net asset value, end of period                 $      35.18     $      26.45     $      21.14     $      16.21
                                                     ============     ============     ============     ============

TOTAL RETURN [1]                                             34.2%            26.2%            35.3%            16.9%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                      $  4,331,716     $  2,819,586     $  1,473,223     $    637,929
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                             1.15%            1.50%            1.50%            1.50%
          Expenses before waivers
              and reimbursements                             1.15%            2.13%            3.81%            5.81%
          Net investment income (loss) after
              waivers and reimbursements                    (0.42)%          (0.60)%           0.02%            0.24%

      Portfolio turnover rate [2]                            86.4%            58.0%            37.8%            35.5%

                                                   Year ended        8/5/94* to
                                                  June 30, 1996    June 30, 1995
PER SHARE DATA
      Net asset value,
          beginning of period                      $      11.61     $       9.85
                                                   ------------     ------------

      Income (loss) from investment operations:
              Net investment income (loss)                (0.02)            0.07
              Net realized and
                  unrealized gain                          3.11             1.70
                                                   ------------     ------------
      Total from investment operations                     3.09             1.77
                                                   ------------     ------------

      Less distributions to shareholders:
          Net investment income                           (0.02)           (0.01)
          Net realized gains                               0.00             0.00
                                                   ------------     ------------
      Total distributions                                 (0.02)           (0.01)
                                                   ------------     ------------

      Net asset value, end of period               $      14.68     $      11.61
                                                   ============     ============

TOTAL RETURN [1]                                           26.6%            18.9%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                    $    360,960     $     64,421
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                           1.48%            1.46%
          Expenses before waivers
              and reimbursements                          16.80%           72.83%
          Net investment income (loss) after
              waivers and reimbursements                  (0.17)%           0.90%

      Portfolio turnover rate [2]                          83.8%            71.7%


[1]   Not annualized for periods less than a year.
[2]   Annualized for periods less than a year.
*  August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund provides for various investment options including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. See the prospectus for additional risk information.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Social Responsibility Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses this Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $5 million.

3.     Use of Derivative Instruments:

       The Social Responsibility Portfolio may use derivative securities such as the purchases and sales of futures and stock and index options to hedge risk. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Social Responsibility Portfolio follows:

                                                    Call Options                Put Options
                                              ------------------------    ------------------------
                                                Number         Cost         Number         Cost
                                              ----------    ----------    ----------    ----------

       Outstanding June 30, 1999                       0    $        0             2    $    6,402
       Purchased                                       0             0            70        39,731
       Expired                                        (0)           (0)          (25)      (21,203)
       Closed                                         (0)           (0)          (17)      (11,239)
                                              ----------    ----------    ----------    ----------
       Outstanding December 31, 1999                   0    $        0            30    $   13,691
                                              ==========    ==========    ==========    ==========

       Market value December 31, 1999                       $        0                  $    6,363
                                                            ==========                  ==========

                              BRIDGEWAY FUND, INC.
                        SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

4.     Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of each portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $1,507,543 and $1,272,829, respectively for the six months ended December 31, 1999.

8.     Federal Income Taxes:

       During the six months ended December 31, 1999, the Fund paid a long-term capital gain distribution of $0.267 per share to shareholders of record.